Consolidated Financial Statements and Report of Independent Certified Public Accountants RealSource Management, LLC December 31, 2024

Contents Page Report of Independent Certified Public Accountants 3 Consolidated Financial Statements Consolidated balance sheet 5 Consolidated statement of operations 6 Consolidated statement of members’ equity 7 Consolidated statement of cash flows 8 Notes to consolidated financial statements 9

GT.COM Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership. Board of Directors RealSource Management, LLC Opinion We have audited the consolidated financial statements of RealSource Management, LLC (a Utah limited liability company) and subsidiary (the “Company”), which comprise the consolidated balance sheet as of December 31, 2024, and the related consolidated statements of operations, members’ equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements. In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America. Basis for opinion We conducted our audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Responsibilities of management for the financial statements Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error. In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the consolidated financial statements are available to be issued. REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS GRANT THORNTON LLP Two Commerce Square 2001 Market St., Suite 800 Philadelphia, PA 19103 D +1 215 561 4200 F +1 215 561 1066

Auditor’s responsibilities for the audit of the financial statements Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements. In performing an audit in accordance with US GAAS, we:  Exercise professional judgment and maintain professional skepticism throughout the audit.  Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the consolidated financial statements.  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time. We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit. Philadelphia, Pennsylvania November 11, 2025

ASSETS Cash 203,399$ Accounts receivable - related parties 2,347,749 Prepaid and other current assets 36,880 Total current assets 2,588,028 Other assets 148,814 Total assets 2,736,842$ LIABILITIES AND MEMBERS' EQUITY Liabilities Accounts payable and accrued expenses 154,013$ Other liabilities 175,529 Due to affiliate 29,528 Total liabilities 359,070 Members' equity 2,377,772 Total liabilities and members' equity 2,736,842$ RealSource Management, LLC CONSOLIDATED BALANCE SHEET December 31, 2024 The accompanying notes are an integral part of this consolidated financial statement. 5

Revenue - related parties Property management fees and other revenues 4,638,237$ Cost reimbursement revenue 2,062,860 Support and advertising revenue 700,784 Total revenue - related parties 7,401,881 Operating expenses Reimbursable expenses 2,069,316 Support and advertising expenses 143,495 Payroll expenses 3,185,002 General and administrative expenses 1,427,469 Total operating expenses 6,825,282 Operating income 576,599 Other income, net 37,108 NET INCOME 613,707$ RealSource Management, LLC CONSOLIDATED STATEMENT OF OPERATIONS Year ended December 31, 2024 The accompanying notes are an integral part of this consolidated financial statement. 6

Members' Equity Balance - December 31, 2023 1,708,272$ Contributions 502,589 Distributions (446,796) Net income 613,707 Balance - December 31, 2024 2,377,772$ Year ended December 31, 2024 CONSOLIDATED STATEMENT OF MEMBERS' EQUITY RealSource Management, LLC The accompanying notes are an integral part of this consolidated financial statement. 7

Cash flows from operating activities Net income 613,707$ Changes in operating assets and liabilities: Accounts receivable - related parties 276,830 Prepaid and other current assets (176,492) Accounts payable and accrued expenses (384,660) Other assets (339,425) Other liabilities (27,117) Due to affiliate 29,528 Net cash used in operating activities (7,629) Cash flows from financing activities Contributions 502,589 Distributions (446,796) Net cash provided by financing activities 55,793 NET CHANGE IN CASH 48,164 Cash, beginning of year 155,235 Cash, end of year 203,399$ RealSource Management, LLC CONSOLIDATED STATEMENT OF CASH FLOWS Year ended December 31, 2024 The accompanying notes are an integral part of this consolidated financial statement. 8

RealSource Management, LLC NOTES TO CONSOLIDATED FINANCIAL STATEMENTS December 31, 2024 9 NOTE 1 - ORGANIZATION AND BUSINESS RealSource Management, LLC (“RSM”) is a Utah Limited Liability Company formed on January 1, 2006. Unless the context indicates otherwise, the “Partnership,” “we,” “our” or “us” refers to RSM and its wholly- owned subsidiary RSM Investment Club, LLC (“RSM Investment Club”). RSM was formed to provide property management services for multifamily apartment communities located throughout the United States. RSM Investment Club was formed to assist employees with investing in real estate properties. NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Basis of Presentation The accompanying financial statements have been prepared in accordance accounting principles generally accepted in the United States of America (“GAAP”) and includes the accounts of RSM and RSM Investment Club. All intercompany transactions and balances have been eliminated in consolidation. Use of Estimates The preparation of the financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates. Cash We consider all cash on deposit, money market funds and short-term investments with original maturities of three months or less to be cash and cash equivalents. Cash and cash equivalents consist of amounts the Company has on deposit with major commercial financial institutions. There were no cash equivalents during the year ended December 31, 2024. Accounts Receivable - Related Parties Accounts receivable consists of amounts due from managed properties for fees and other reimbursable expenses. We present our accounts receivable net of allowances for amounts that may not be collected. We assess all accounts receivable for credit losses and establish an allowance to reflect the net amount expected to be collected. The allowance is determined based on an assessment of historical collection activity, the nature of the receivable, and the current business environment. As of December 31, 2024, there was no allowance for credit losses. Loans Payable Loans payable consist of loans provided by employees to invest in certain real estate properties. The loans are payable on demand and do not carry an interest rate. Subsequent to December 31, 2024, RSM repaid the loans to employees in full. Revenues - Related Parties Revenue consists of property management fees, construction management fees and other fees charged to properties under management, including allocated shared costs or fees paid by tenants who opt into a waiver program that covers accidental property damage. Performance obligations are defined in each contract and revenue is recognized on a monthly basis over the term of the agreement as services are performed. Fees are variable consideration, as the property management fees are based on a percentage of the total gross rental income, and construction management fees are based on a percentage of the cost of construction expenditures. At the point the revenues are invoiced and recognized, the amount of

RealSource Management, LLC NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2024 10 consideration to be received is finalized and the uncertainty has been resolved. In addition, RSM provides shared services such as support and advertising based on fees in accordance with the property operating budgets. The support and advertising fees will be used for advertising, marketing, promotion and sales services on a group basis. Support and advertising fees earned are included in support and advertising revenue in the accompanying statement of operations. Support and advertising fee revenue is recognized on a monthly basis over the term of the agreements as services are performed. RSM is also reimbursed for expenses paid or incurred on behalf of the properties under management in connection with the services it provides. Revenue for cost reimbursements is recognized on a gross basis as incurred, included in cost reimbursement revenue and reimbursable expenses, respectively, in the accompanying statement of operations. RSM generally receives payments from properties as it satisfies its performance obligations and records a receivable when it has an unconditional right to receive payment and only the passage of time is required before payment is due. Construction management fees are paid when the related construction is complete. Concentration of Credit Risks Financial instruments that potentially subject RSM to concentrations of credit risk consist principally of cash and cash equivalents. At times, balances with any one financial institution may exceed the Federal Deposit Insurance Corporation insurance limits. RSM believes it mitigates this risk by investing its cash with high- credit quality financial institutions. Advertising Costs RSM expenses advertising costs as incurred. Advertising costs for the year ended December 31, 2024 totaled $146,913 and are included in general and administrative expenses and support and advertising expenses in the accompanying statement of operations. Leases RSM leases office space from an entity owned by the RSM’s CEO under a month-to-month lease arrangement with no expiration date. RSM determines if an arrangement is a lease or contains a lease at the inception of a contract and categorizes leases at inception as either operating or finance leases. As the lease arrangement is month-to-month, we do not recognize a lease right-of-use asset and lease liability related to such payments. Rent expense is recognized as incurred and is included in general and administrative expenses on the accompanying consolidated statement of operations, which totaled $27,054 for the year ended December 31, 2024. Income Taxes Due to RSM being a partnership, it has no tax liability, and all of its income or losses are passed onto the individual members. NOTE 3 - MEMBERS’ EQUITY Members’ equity consists of one class of member units. As of December 31, 2024, total members’ equity was $2,377,772. For the year ended December 31, 2024, we paid distributions of $446,796.

RealSource Management, LLC NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED December 31, 2024 11 NOTE 4 - TRANSACTIONS WITH RELATED PARTIES RSM’s operations are entirely to perform services for real estate properties owned by RealSource Properties OP, LP subsidiaries under property management agreements. RSM’s revenues and accounts receivable reflected in the accompanying statement of operations and balance sheet, respectively, are entirely due from related parties. See also Note 2. The due to affiliates balance of $29,528 is due to RealSource Properties Advisor, LLC for payroll and benefits expense allocation. RSM leases office space from an entity owned by RSM’s CEO under a month-to-month lease arrangement. Total rent paid during the year ended December 31, 2024 was $27,054. NOTE 5 - SUBSEQUENT EVENTS We have evaluated subsequent events through November 11, 2025, the date the financial statements were available to be issued for recognition or disclosure and have determined there are none to be reported or disclosed in the financial statements other than those mentioned below. Merger On June 25, 2025, Cottonwood Communities, Inc. (“CCI”), Cottonwood Residential O.P., LP, a subsidiary and the operating partnership of CCI (“CROP”), Cottonwood Communities GP Subsidiary, LLC, a wholly owned subsidiary of CCI (“Merger Sub” and together with CCI and CROP, the “CCI Parties”), RealSource Properties, Inc. (“RS”) and RealSource Properties OP, LP (“RPOP”) (together with RS, the “RS Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Contemporaneously with signing the Merger Agreement, the RS Parties entered into an Internalization Agreement with (i) RealSource Properties Advisor, LLC (“RSPA”), which is the external advisor to the RS Parties, (ii) RS Property Management, LLC (“RSPM”), which provides property management services to properties owned by subsidiaries of RPOP, (iii) RealSource Management, LLC (“RSM”), which provides personnel to RSPA and RSPM and property management services to properties owned by subsidiaries of RSOP as well as seven properties held by third parties (RSPA, RSPM and RSM are referred to collectively as the “Contributed Entities”). Pursuant to the Internalization Agreement, RPOP will acquire all of the equity interest in RSPA, RSPM and RSM (collectively, the “Contributed Equity Interests”). The Internalization Agreement also provides for, among other things:  The termination of the RSPA’s Advisory Agreement with RPOP (the “Advisory Agreement”) other than those sections which expressly survive termination of the Advisory Agreement and other matters related to the termination of the Advisory Agreement, including the following: o The waiver of the right of RSPA, as holder of a special limited partnership interest in RPOP, to require RPOP to purchase such special limited partnership interest in connection with the termination of the Advisory Agreement; and o A waiver of RSPA’s right under the Advisory Agreement to receive disposition fees in connection with the Merger.